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                                                                    EXHIBIT 10.8


                        FIRST AMENDMENT TO ALLERGAN, INC.
                           1999 MANAGEMENT BONUS PLAN


The ALLERGAN, INC. 1999 MANAGEMENT BONUS PLAN (the "Plan") is hereby amended to read as follows:

1. A new sentence is added immediately following the first sentence of the Section of the Plan entitled "Eligibility" to read as follows:

                  Notwithstanding anything in this Plan to the contrary, any individual shall not be eligible to participate in the Plan if such individual (a) performs services for the Company and is classified or paid as an independent contractor (regardless of his or her classification for federal tax or other legal purposes) by the Company or (b) performs services for the Company pursuant to an agreement between the Company and any other person including a leasing organization.

2. The effective date of this Amendment shall be January 1, 1999.

         IN WITNESS WHEREOF, Allergan, Inc. hereby executes this First Amendment on the 26th day of August, 1999.

ALLERGAN, INC.


By: /s/ Francis R. Tunney, Jr.
    -----------------------------------------
    Francis R. Tunney, Jr.,
    Corporate Vice President--Administration,
    General Counsel and Secretary